UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave. Suite A - 638
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 989-7692

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On October 31, 2024, CleanSpark, Inc. (the “Company”) issued a press release announcing the completion of the merger described under Item 8.01 below. A copy of this press release is attached as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

Completion of Merger

On October 30, 2024 (the “Closing Date”), the Company completed its previously announced acquisition of GRIID Infrastructure Inc., a Delaware corporation (“GRIID”), pursuant to the Agreement and Plan of Merger (“Merger Agreement”), dated as of June 26, 2024, by and among the Company, Tron Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and GRIID. On the Closing Date, pursuant to the Merger Agreement and upon the terms and conditions set forth therein, Merger Sub merged with and into GRIID, with GRIID as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of GRIID (“GRIID Common Stock”) issued and outstanding immediately prior to the Effective Time, including each share underlying a GRIID restricted stock unit award or option to purchase shares of GRIID Common Stock pursuant to the terms described below, was canceled and automatically converted into the right to receive from the Company 0.069593885 (the “Exchange Ratio”) of a fully paid and nonassessable share of common stock, par value 0.001 per share, of the Company (“Company Common Stock”). As a result, an aggregate of 5,031,254 shares of Company Common Stock were issued in the Merger. Holders of GRIID Common Stock are entitled to receive cash (without interest) in lieu of fractional shares of Company Common Stock in accordance with the terms of the Merger Agreement.

Pursuant to the Merger Agreement, at the Effective Time:

•

each GRIID restricted stock unit award that was outstanding immediately prior to the Effective Time immediately vested with respect to 100% of the shares of GRIID Common Stock subject to such GRIID restricted stock unit award, which shares of GRIID Common Stock were converted into the right to receive the merger consideration with respect to each share of GRIID Common Stock. Further, each outstanding vested compensatory option to purchase shares of GRIID Common Stock was canceled and converted into the right to receive approximately 0.01 of a share of Company Common Stock, which is the number of shares equal to the quotient of (i) the product of (A) the excess, if any, of the Merger Consideration Value (as defined below) over the per share exercise price of the applicable option, multiplied by (B) the number of shares of GRIID Common Stock subject to such option immediately prior to the Effective Time, divided by (ii) $16.587, which represents the volume-weighted average price of Company Common Stock for the two consecutive trading days prior to the date of the Merger Agreement. Any GRIID options that had an exercise price per share of GRIID Common Stock that was equal to or greater than the Merger Consideration Value were canceled for no consideration; and

•

each outstanding and unexercised warrant (each, a “GRIID Warrant”) to purchase shares of GRIID Common Stock of GRIID was converted into a warrant to purchase a number of shares of Company Common Stock (each, a “Company Warrant”), rounded down to the nearest whole share, that is equal to the product of (A) the number of shares of GRIID Common Stock subject to such GRIID Warrant as of immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio. The exercise price per share of Company Common Stock underlying such converted Company Warrant is equal to the quotient obtained by dividing (x) the per share exercise price applicable to such warrant immediately prior to the Effective Time by (y) the Exchange Ratio, rounded up to the nearest whole cent. Each such Company Warrant is on the same terms and conditions as were applicable under such GRIID Warrant immediately prior to the Effective Time, except for such terms rendered inoperative by reason of the Merger or as otherwise set forth in the Merger Agreement or in the applicable warrant agreement with respect to such GRIID Warrant and subject to such adjustments as reasonably determined by the Company and GRIID to be necessary or appropriate to give effect to the conversion or the Merger.

The term “Merger Consideration Value” means the product of (x) the Exchange Ratio multiplied by (y) $16.587.

The issuance of shares of Company Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-281313), filed with the Securities and Exchange Commission on August 6, 2024, as amended on September 10, 2024, and declared effective on September 23, 2024 (the “Registration Statement”). The proxy statement/prospectus included in the Registration Statement contains additional information about the Merger.

The foregoing description of the Merger Agreement and the related transactions (including, without limitation, the Merger) does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and incorporated herein by reference, and to the information contained in the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 26, 2024, by and among CleanSpark, Inc., Tron Merger Sub, Inc. and GRIID Infrastructure Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on June 27, 2024).

99.1	Press Release, dated October 31, 2024 (furnished herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Date: October 31, 2024	By:	/s/ Zachary Bradford
Name: Zachary Bradford Title: Chief Executive Officer